UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): August 31, 2005



                                 OPTIGENEX INC.
               (Exact name of registrant as specified in charter)



           Delaware                  000-51248                  20-1678933
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)



           750 Lexington Avenue 6th Floor, New York                10022
           (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (212) 905-0189

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

         As reported previously, on August 31, 2005, we entered into a Securities Purchase Agreement with four accredited investors (the "Purchase Agreement"). We are filing this amendment to set forth the correct conversion price of the callable secured convertible note issued and issuable (the "Notes") under the Purchase Agreement.

         The Notes are convertible into our common stock at any time, at the Note holders' option, at the lower of:

         o    $3.20; or
         o 60% of the average of the three lowest intraday trading prices for the Common Stock on the Over-The-Counter Bulletin Board for the 20 trading days ending the day before the conversion date.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

         None

     (b) Pro forma financial information.

         None

     (c) Exhibits.

Exhibit
Number                                 Description
--------------------------------------------------------------------------------
4.1            Form of Callable Secured Convertible Note*
4.2            Form of Stock Purchase Warrant*
10.1 Securities Purchase Agreement, dated August 31, 2005, by and among Optigenex, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.*
10.2 Registration Rights Agreement, dated August 31, 2005, by and among Optigenex, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.*
10.3 Security Agreement, dated as of August 31, 2005, by and among Optigenex, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.*
10.4 Intellectual Property Security Agreement, dated August 31, 2005, by and among Optigenex, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.*
99.1           Press Release

-------------
* Filed previously

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Optigenex, Inc.


Date:   September 16, 2005                      By:  /s/ Joe McSherry
                                                     ----------------
                                                Chief Financial Officer